UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

TAMPA ELECTRIC COMPANY

(Exact name of registrant as specified in its charter)

Florida	1-5007	59-0475140
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Midtown East Tower
3600 Midtown Drive
Tampa, Florida 33607
(Address of principal executive offices)

(813) 228-1111

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On November 20, 2025, Tampa Electric Company (“Tampa Electric”) amended and restated its $800 million bank credit facility, entering into a Ninth Amended and Restated Credit Agreement (the “Revolving Credit Agreement”) with Wells Fargo Bank, National Association, as Administrative Agent, Wells Fargo Securities, LLC, JPMorgan Chase Bank, N.A., MUFG Bank Ltd., Canada Branch, The Bank of Nova Scotia, Morgan Stanley Senior Lending, Inc. and Royal Bank of Canada, as Joint Lead Arrangers and Joint Bookrunners, JPMorgan Chase Bank, N.A. as Syndication Agent, MUFG Bank, Ltd., Canada Branch, The Bank of Nova Scotia, Morgan Stanley Senior Lending, Inc. and Royal Bank of Canada as Documentation Agents, and the following lenders: Wells Fargo Bank, National Association, JPMorgan Chase Bank, N.A., Morgan Stanley Bank, N.A., MUFG Bank, Ltd., Canada Branch, Royal Bank of Canada, The Bank of Nova Scotia, Bank of America N.A., Bank of Montreal, Canadian Imperial Bank of Commerce, The Toronto-Dominion Bank, and Truist Bank (the “Lenders”). The Revolving Credit Agreement contains customary representations and warranties, events of default, and financial and other covenants; increases the total commitment from $800 million to $1.2 billion; extends the maturity date of the existing credit facility from December 1, 2028 to November 20, 2030; and provides for interest to accrue at variable rates based on the secured overnight financing rate administered by the Federal Reserve Bank of New York, plus a margin, or, as an alternative to such interest rate, at an interest rate equal to a margin plus the highest of the prime rate of Wells Fargo Bank, National Association, the federal funds rate plus 0.50%, or the one-month secured overnight financing rate plus 1.00%.

The foregoing description of the Revolving Credit Agreement is qualified in its entirety by reference to the complete text of the Revolving Credit Agreement, which is filed as Exhibit 10.1 to this Report and incorporated herein by reference.

The Lenders are lenders under other credit facilities of Tampa Electric and its affiliates, and affiliates of the Lenders have in the past provided, and in the future may provide, investment banking, underwriting, lending, commercial banking and other advisory services to Tampa Electric and its affiliates.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Ninth Amended and Restated Credit Agreement, dated November 20, 2025, by and among Tampa Electric Company, as Borrower, with Wells Fargo Bank, National Association, as Administrative Agent, and the Lenders party thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 25, 2025		TAMPA ELECTRIC COMPANY (Registrant)

	By:	/s/ Michelle V. Szekeres
Michelle V. Szekeres
Associate General Counsel and Corporate Secretary